UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 18, 2016

Date of Report (Date of earliest event reported)

Soellingen Advisory Group, Inc.

(Exact Name of Registrant as Specified in Charter)

FLORIDA	333-189007	90-0954373
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 North Jefferson Box 591, Ossian, Indiana 46777

(Address of Principal Executive Offices) (Zip Code)

260-490-9990

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets

On March 24, 2014 the Company received 325,000 common shares of Atacama Resources International, Inc. as payment for advisory  services performed valued at $32,500.

On August 29, 2014 the Company received 3,000,000 common shares of Atacama Resources International, Inc. as payment for advisory  services performed valued at $138,000.

On July 18, 2016 the Company's Board of Directors declared a special dividend of the Company's ownership of the 3,325,000 common  shares  of Atacama Resources International, Inc. The Dividend is to be paid to the shareholders of record on July 18, 2016 and the payment date will be on August 15, 2016. Shareholders of record will receive 0.152 share of Atacama Resources International, Inc. for every 1 common shares of the Company's stock rounded down as no partial shares will be paid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Soellingen Advisory Group, Inc.
Dated: July 19, 2016	/s/ Brian Kistler
Brian Kistler
Principal Executive Officer